UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Steel Partners Holdings L.P.
(Name of the Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! STEEL PARTNERS HOLDINGS L.P. 2023 Annual Meeting of Limited Partners To be Held on June 1, 2023, 12:00 PM New York Time Vote by May 31, 2023 11:59 PM New York Time STEEL PARTNERS HOLDINGS L.P. 590 MADISON AVENUE, 32ND FLOOR NEW YORK, NY 10022 V09634-P87415 You invested in STEEL PARTNERS HOLDINGS L.P. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Limited Partners. THIS IS AN IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF LIMITED PARTNERS TO BE HELD ON JUNE 1, 2023. Get informed before you vote The following Proxy Materials are available for you to review at www.ProxyVote.com: the Company’s 2023 Notice and Proxy Statement (including the form of proxy), Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and Letter to Stakeholders. You can also receive a free paper or email copy of the Proxy Materials by requesting prior to May 18, 2023. If you would like to request a copy of the Proxy Materials for this and/or future limited partner meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com

Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 1, 2023 12:00 PM New York Time Virtually at: www.virtualshareholdermeeting.com/SPLP2023 *Please check the Proxy Materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting of Limited Partners (the “Annual Meeting”). Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. To elect five independent directors to serve on the board of directors for a one-year term expiring in 2024. Nominees: For All 01) John P. McNiff 02) Lon Rosen 03) Eric P. Karros04) James Benenson III 05) Rory Tahari 2. To approve, on a non-binding, advisory basis, the compensation of our named executive officers. For 3. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. For 4. To amend and restate the Company’s Ninth Amended and Restated Agreement of Limited Partnership to provide for the cash-out at fair value of a fractional common unit in lieu of the issuance of a fractional common unit in the event a distribution, subdivision or combination would result in a unitholder being issued less than one (1) whole common unit. For NOTE: Such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V09635-P87415